Exhibit 32
CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of International Flavors & Fragrances Inc. (the “Company”) for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Andreas Fibig, as Chief Executive Officer of the Company, and Richard A. O'Leary, as Interim Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 2, 2015

By:	/s/ Andreas Fibig
Name:	Andreas Fibig
Title:	Chairman of the Board and Chief Executive Officer

By:	/s/ Richard A. O'Leary
Name:	Richard A. O'Leary
Title:	Interim Chief Financial Officer, Vice President and Controller